Important Notice Regarding Change in Fund Name, Investment Objective,

Index and Related Matters

SPDR® Index Shares Funds

SPDR MSCI ACWI Low Carbon Target ETF

(the “Fund”)

Supplement dated April 22, 2022 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) each dated January 31, 2022,

as may be supplemented from time to time

This supplement contains updated information and supersedes

the supplement dated February 25, 2022.

Effective immediately, the Fund’s name, ticker symbol, investment objective, benchmark index, management fees, principal investment strategy and principal U.S. listing exchange have changed. Accordingly, effective immediately:

1.

All references to the Fund’s name, ticker symbol and benchmark index in the Prospectus, Summary Prospectus and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Name of Fund (Ticker)	Current Benchmark Index	New Name of Fund (Ticker)	New Benchmark Index
SPDR MSCI ACWI Low Carbon Target ETF (LOWC)	MSCI ACWI Low Carbon Target Index	SPDR MSCI ACWI Climate Paris Aligned ETF (NZAC)	MSCI ACWI Climate Paris Aligned Index

2.	The Fund’s “INVESTMENT OBJECTIVE” on page 27 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

The SPDR MSCI ACWI Climate Paris Aligned ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that provides exposure to large- and mid-cap companies in developed and emerging markets and is designed to exceed the minimum standards for a “Paris Aligned Benchmark” under the European Union’s Low Carbon Benchmark Regulation (the “EU BMR”) by, in the aggregate, seeking to minimize exposure to physical and transition risks of climate change and target exposure to companies more favorably positioned to benefit from opportunities arising from the transition to a lower carbon economy.

3.

SSGA Funds Management, Inc., the investment adviser to the Fund, has agreed to reduce the Fund’s management fee from 0.20% to 0.12% of the Fund’s average daily net assets. Accordingly, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section on page 27 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced with the following and all references in the Prospectus and SAI to the Fund’s management fee are revised accordingly:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.12%

1	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s management fee.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$12	$39	$68	$154

4.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 27 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

In seeking to track the performance of the MSCI ACWI Climate Paris Aligned Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to exceed the minimum standards for a “Paris-Aligned Benchmark” under the EU BMR. A Paris-Aligned Benchmark is designed to align with a principal objective of the Paris Agreement (a binding international treaty agreement on climate change) to limit the increase in the global average temperature to well below 2 degrees Celsius (preferably 1.5 degrees Celsius) above pre-industrial levels. The initial universe from which the Index selects constituents is the MSCI ACWI Index (the “Parent Index”), which measures the combined equity market performance of large- and mid-capitalization securities in developed and emerging market countries.

To construct the universe of constituents eligible for inclusion in the Index (the “Eligible Universe”), the Parent Index is first screened to remove securities of issuers based on the following exclusionary criteria:

•

All companies producing cluster bombs, landmines, depleted uranium, chemical or biological weapons, blinding laser weapons, non-detectable fragments or incendiary weapons; producing key components of cluster bombs, landmines, depleted uranium weapons, or chemical or biological weapons; owning 20% or more (50% for financial companies) of a weapons or components producer; or that are 50% or more owned by a company involved in weapons or components production.

•	All companies assigned an MSCI ESG (environmental, social or governance) Controversy Score of 0.

•	All companies that produce tobacco or derive 5% or more aggregate revenue from the production, distribution, retail and supply of tobacco-related products.

•	All companies assigned an MSCI Environmental Controversy Score of 0 or 1.

•

All companies deriving 1% or more revenue from mining of thermal coal and its sale to external parties (excluding all revenue from metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal, and coal trading).

•

All companies deriving 10% or more revenue from oil and gas related activities, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining (excluding biofuel production and sales and trading activities).

•	All companies deriving 50% or more revenue from thermal coal based, liquid fuel based and natural gas based power generation.

The Index Provider (defined below) incorporates data drawn from a number of sources for applying the exclusionary screens. An MSCI ESG Controversy Score provides an assessment of controversies concerning any negative environmental, social, and/or governance impact of a company’s operations, products, and services. To evaluate ESG controversies, the Index Provider monitors across five categories of ESG impact – environment, human rights and communities, labor rights and supply chain, customers and governance – and 28 sub-categories. MSCI ESG Controversy Scores fall on a 0-10 scale, with 0 representing a company assessed as having involvement in very severe controversies. An MSCI Environmental Controversy Score provides an assessment of controversies related to a company’s impact on the environment. Environmental controversies can relate to, among other things, toxic emissions and waste, operational waste (non-hazardous), energy and climate change, water stress, biodiversity and land use, and supply chain management. MSCI Environmental Controversy Scores fall on a 0-10 scale, with 0 and 1 representing a company having faced very severe and severe controversies pertaining to environmental issues, respectively.

The final portfolio of securities is constructed using an optimization process that seeks to select and weight securities from the Eligible Universe based on constraints designed to (i) minimize the Index’s exposure to physical and transition risks of climate change (“transition and physical risk objectives”) and (ii) target exposure to sustainable investment opportunities (“transition opportunities objectives”). In addition, the optimization process also incorporates target constraints to seek to minimize the risk of significant differences in constituent, country or sector weightings relative to the Parent Index, while aiming to control for constituent turnover and minimize tracking error relative to the Parent Index (“target diversification constraints”).

The optimization process incorporates the following Index-level constraints to achieve transition and physical risk objectives:

•	At least 50% reduction in the weighted average of index constituents’ greenhouse gas (“GHG”) Intensity relative to the Parent Index, taking into account Scope 1, 2 and 3 emissions. Scope 1 emissions are direct GHG emissions that occur from sources that are controlled or owned by an organization. Scope 2 emissions are indirect GHG emissions generated in the production of electricity consumed by the organization. Scope 3 emissions encompass all other indirect GHG emissions that are a consequence of the activities of the organization, but occur from sources not owned or controlled by the organization. GHG Intensity measures a company’s Scope 1, 2 and 3 emissions relative to its enterprise value including cash.

•	At least 10% average reduction (per year) in GHG Intensity relative to GHG Intensity of the Index as of June 1, 2020.

•

Aggregate exposure to High Climate Impact Sectors that is not less than the aggregate exposure in the Parent Index. High Impact Climate Sectors are defined by EU BMR as those sectors that are key to the low-carbon transition.

•	At least 20% increase in aggregate weight in companies setting GHG emissions reduction targets relative to the aggregate weight of such companies in the Parent Index.

•

At least 50% reduction in the weighted average of index constituents’ Potential Emissions Intensity relative to the Parent Index. Potential Emissions Intensity represents the sum of a company’s estimated carbon emissions assuming the company uses its owned coal, oil and gas reserves relative to the company’s enterprise value including cash.

•

(i) Aggregate Climate Value-at-Risk (“VaR”) not less than the aggregate Climate VaR of the Parent Index, to the extent the Parent Index has positive aggregate Climate VaR; or (ii) at least 50% reduction in aggregate Climate VaR relative to the Parent Index, to the extent the Parent Index has negative aggregate Climate VaR. Climate VaR is designed to provide a forward-looking assessment of the impacts of climate change on a company’s valuation based on the global average temperature under a 1.5 degree Celsius warming scenario compared to pre-industrial levels.

•

At least 10% increase in the weighted average of index constituents’ Low Carbon Transition (LCT) Score relative to the Parent Index. The LCT Score seeks to identify a company’s exposure to and management of risk and opportunities related to low carbon transition.

•

At least 50% reduction in the weighted average of index constituents’ Extreme Weather Climate VaR relative to the Parent Index. Extreme Weather Climate VaR is an assessment of a company’s future costs arising from severe weather events and the potential impact of such costs on the company’s future financial performance.

The optimization process incorporates the following Index-level constraints to achieve transition opportunities objectives:

•	At least 10% increase in weighted average of index constituents’ LCT Score relative to Parent Index.

•

At least 400% increase in the ratio of Weighted Average Green Revenue/Weighted Average Fossil Fuel-based Revenue relative to the Parent Index. Weighted Average Green Revenue represents the weighted average of index constituents’ percentage of revenue derived from alternative energy, energy efficiency, sustainable water, green building, pollution prevention, and sustainable agriculture. Weighted Average Fossil Fuel-based Revenue represents the weighted average of index constituents’ percentage of revenue derived from the mining of thermal coal (excluding metallurgical coal, coal mined for internal power generation, intra-company sales of mined thermal coal and revenue from coal trading) or its sale to external parties, extraction, production and refining of conventional and unconventional oil and gas, and power generation based on thermal coal, liquid fuel, and natural gas.

•	At least 100% increase in Weighted Average Green Revenue relative to the Parent Index.

The Index is rebalanced and reconstituted on a semi-annual basis, as of the close of the last business day of May and November. The optimization process described above is applied in connection with the semi-annual Index review. During the semi-annual Index review, in the event the Index-level constraints are not met through the optimization process, certain target diversification constraints will be relaxed until the Index-level constraints are achieved.

As of March 31, 2022, a significant portion of the Index comprised companies in the technology and financial sectors, although this may change from time to time. As of March 31, 2022, countries represented in the Index included Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Kuwait, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States. As of March 31, 2022, the Index comprised 949 stocks.

The Index is sponsored by MSCI, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

5.

The “Low Carbon Exposure Risk” discussion in the “PRINCIPAL RISKS OF INVESTING IN THE FUND” section beginning on page 28 of the Prospectus and page 2 of the Summary Prospectus is deleted. In addition, the following risk discussions are added to the same section:

ESG Investing Risk: The Index’s incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund’s investment performance to be worse than funds that do not incorporate such considerations. The Index’s incorporation of ESG considerations may affect the Fund’s exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund’s ESG-related objectives and/or criteria.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.

6.

The risk chart in the “ADDITIONAL RISK INFORMATION” section beginning on page 166 of the Prospectus is updated to (i) delete the reference to “Low Carbon Exposure Risk” and (ii) reflect that “ESG Investing Risk”, “Large-Capitalization Securities Risk” and “Mid-Capitalization Securities Risk” are principal risks of the Fund. In addition, the “Low Carbon Exposure Risk” discussion beneath the risk chart is replaced with the following:

ESG Investing Risk. The Index’s incorporation of environmental, social and/or governance considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their investment strategy or processes. The Index’s incorporation of ESG considerations may affect the Fund’s exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market. In addition, the Fund’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund’s ESG-related objectives and/or criteria. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

7.	All references to “NYSE Arca, Inc.” as the Fund’s principal U.S. listing exchange are deleted and replaced with “The Nasdaq Stock Market LLC (NASDAQ).”

8.	The “CREATION AND REDEMPTION TRANSACTION FEES” table on page 63 of the SAI is updated to reflect that the Fund’s transaction fee is $1,800 and its maximum transaction fee is $7,200.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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